Exhibit 31.3

GTC BIOTHERAPEUTICS, INC.

CERTIFICATION PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Geoffrey F. Cox, certify that:

1.	I have reviewed this annual report on Form 10-K/A of GTC Biotherapeutics, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: October 5, 2006	/s/ Geoffrey F. Cox
Geoffrey F. Cox
Chairman of the Board, President and Chief Executive Officer